FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment"), made and entered into as of October ___, 2000, by and between FAIRFIELD MANUFACTURING COMPANY, INC., a Delaware corporation ("Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), as sole "Lender" under the "Loan Agreement" hereinafter referred to and as agent for itself and the other "Lenders" who may hereafter become parties to the Loan Agreement (GE Capital, in such capacity, the "Agent").

                                    RECITALS:

     A. Borrower and GE Capital, as a Lender and as Agent, are parties to a certain Amended and Restated Loan Agreement, dated as of December 30, 1999 (the "Loan Agreement"; capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Loan Agreement), pursuant to which GE Capital, as sole Lender thereunder, makes certain financial accommodations to Borrower.

     B. Pursuant to a certain Consent Letter, dated as of October 4, 2000 ("Consent Letter"), between Borrower and GE Capital, as Agent and sole Lender, at the request of Borrower, subject to the satisfaction of the conditions set forth therein, GE Capital has (i) consented to (a) the consummation of the "AGL Acquisition", (b) the obtaining by "AGL" of the "GE Capital India Loan", (c) the entrance by Borrower with AGL into the "Technical Assistance Agreement" and the "Supply Agreement" and (d) Borrower's transfer of the "AGL Equipment" to AGL and
(ii) has agreed to issue the "India Guaranty" (with all such capitalized terms having the meaning assigned to them in Section 1 below).

     C. In fulfillment of one such condition precedent, Borrower desires to enter with GE Capital into this Amendment.

     In consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

     1. Amendments to Loan Agreement. Effective upon fulfillment, to the satisfaction of Lenders, of the conditions precedent set forth in Section 2 hereof, the Loan Agreement shall be deemed to be amended as follows:

          (a)  Amendments to Section 1.1 of the Loan Agreement.

               (i) Section 1.1 of the Loan Agreement shall be deemed to be amended by adding therein the following terms:

          "AGL" means the Atlas Gears Limited, an Indian corporation.

          "AGL Acquisition" means the acquisition by T-H Licensing, as the designee of Borrower, of the AGL Acquired Shares for a cash purchase price not in excess of U.S. $4,500,000 pursuant to the AGL Subscription Agreement in accordance with the terms of the AGL Shareholders Agreement.

          "AGL Acquired Shares" means shares of Capital Stock in an amount equal to approximately seventy-six percent (76%) of the issued and outstanding Capital Stock of AGL.

          "AGL Equipment" means equipment of Borrower having an aggregate book value not in excess of $6,000,000 to be transferred by Borrower to AGL following the consummation of the AGL Acquisition.

          "AGL Put/Call Rights" means the put rights of the Indian Promoters and the call rights of Borrower, in respect of the Capital Stock of AGL, set forth in the AGL Shareholders Agreement.

          "AGL Shareholders Agreement" means that certain Shareholders Agreement, dated as of September 4, 2000, between Borrower and the Indian Promoters, as amended pursuant to that certain Supplemental Agreement, dated as of October 1, 2000, between Borrower and the Indian Promoters, and, subject to the provisions of Section 6.23 hereof, as such agreement may be amended or modified from time to time.

          "AGL Subscription Agreement" means that certain Share Subscription Agreement dated as of September 7, 2000, among Borrower, the Indian Promoters and AGL, as such agreement may be amended or modified from time to time, subject to the provisions of Section 6.23 hereof.

          "Consent Letter" means that certain Consent Letter dated as of October 4, 2000 issued by GE Capital, as Agent and sole Lender, to Borrower.

          "GE Capital India" means GE Capital Services India, a company incorporated under the Companies Act, 1956 having its registered office at AIFACS Building, 1 Rafi Marg, New Delhi - 110 001.

          "GE Capital India Loan" means the loan facility consisting of a revolving credit facility and a multiple disbursements term loan in the maximum aggregate principal amount of U.S. $7,000,000, obtained by AGL from GE Capital India pursuant to the GE Capital India Loan Documents, the proceeds of which will be used by AGL to refinance existing debt and to expand and refurbish its plant facility.

          "GE Capital India Base Loan Documents" means, collectively, the GE Capital India Loan Agreement and each hypothecation agreement, mortgage or other security agreement of any type or nature heretofore or hereafter executed and delivered by Borrower, T-H Licensing, AGL or any of Borrower's other Affiliates, in any way relating to or in furtherance of the GE Capital India Loan Agreement, in each case, either as originally executed or, subject to the provisions of Section 6.23 hereof, as the same may from time to time be supplemented, modified, amended restated, extended or supplanted.

          "GE Capital India Loan Documents" means, collectively, the GE Capital India Base Loan Documents and all other agreements of any type or nature heretofore or hereafter executed and delivered by Borrower, T-H Licensing, AGL or any of Borrower's other Affiliates in any way relating to or in furtherance of the GE Capital India Loan Agreement, in each case either as originally executed or, subject to the provisions of Section 6.23 hereof, as the same may from time to time be supplemented, modified, amended, restated, extended or supplanted.

          "GE Capital India Loan Agreement" means the, collectively, the Loan Agreement, dated as of October __, 2000, between AGL and GE Capital India (regarding the revolving credit facility portion of the GE Capital India Loan), and the Loan Agreement, dated as of October __, 2000, between AGL and GE Capital India (regarding the term loan portion of the GE Capital India Loan), in each case, either as originally executed or, subject to the provisions of
          Section 6.23 hereof, as the same may from time to time be supplemented, modified, amended, restated, extended or supplanted.

          "India Guaranty" means the guaranty by GE Capital on behalf of the Lenders of the obligations of AGL under the GE Capital India Loan up to the maximum amount of $7,000,000.

          "India Guaranty Obligations" means all obligations incurred by Lenders under or in respect of the India Guaranty.

          "Indian Promoters" has the meaning assigned to it in the AGL Shareholders Agreement.

          "Supply Agreement" means that certain agreement to be entered into between Borrower and AGL, pursuant to which, at Borrower's request AGL will manufacture to Borrower's specifications and supply to Borrower certain products from time to time, as such agreement may be amended or modified from time to time, subject to the provisions of Section 6.23 hereof.

          "Technical Assistance Agreement" means that certain agreement to be entered into between Borrower and AGL, pursuant to which Borrower will grant to AGL a non-exclusive, non-transferable and revocable license to use certain technical knowledge and documentation in its manufacturing and sales activities in exchange for the payment of certain royalties, as such agreement may be amended or modified from time to time, subject to the provisions of Section 6.23 hereof.

          "T-H Licensing Pledge Agreement" means the stock pledge agreement, covering at least sixty-five percent (65%) of the shares of the issued and outstanding Capital Stock of AGL, executed by T-H Licensing in favor of the Agent, either as originally executed or as the same from time to time may be supplemented, modified, amended, restated, extended or supplanted.

               (ii) The definition of "Loan Documents" set forth in Section 1.1 of the Loan Agreement shall be deemed amended by inserting a comma after the words "Lancer Pledge Agreement" therein followed by the words
     "T-H  Licensing  Pledge Agreement".

(iii) The definition of "Restricted Payment" set forth in Section 1.1 of the Loan Agreement shall be deemed amended by deleting the word "and" after clause
(e) thereof and by inserting after clause (f) thereof a new clause (g) to read as follows:
                (g) any payment by Borrower, T-H Licensing or any other Subsidiary of Borrower made to purchase shares of Capital Stock of AGL pursuant to the AGL Put/Call Rights.

          (b) Addition of New Section 2.2A to the Loan Agreement. The Loan Agreement shall be deemed further amended by inserting the following new
Section  2.2A immediately after Section 2.2 thereof:

               Section 2.2A  India Guaranty

               (a) Subject to the terms and conditions hereof, on the date of the closing of the GE Capital India Loan, GE Capital shall issue the India Guaranty to GE Capital India. The India Guaranty shall terminate on the earlier of (i) the effective date of any written release and termination by GE Capital India of all obligations of GE Capital under the India Guaranty and (ii) payment in full of the obligations of AGL to GE Capital India under the GE Capital India Loan Agreement and termination of the GE Capital India Loan Agreement.

(b) Upon the issuance by GE Capital of the India Guaranty, each other Lender shall be deemed to have purchased from GE Capital a participation therein, in an amount equal to that Lender's Pro Rata Share of the amount of the India Guaranty Obligations so incurred. Without limiting the scope and nature of each Lender's participation in the India Guaranty Obligations, to the extent that GE Capital has not been reimbursed by Borrower for any payment required to be made by GE Capital in respect of the India Guaranty, each Lender shall, according to its Pro Rata Share, reimburse GE Capital promptly upon demand for the amount of such payment. The obligation of each Lender to so reimburse GE Capital shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default, the Commitment Termination Date or any other occurrence or event, nor be modified or diminished for any reason or in any manner whatsoever, including, without limitation, by virtue of any claim, action or defense that Borrower or AGL may have or assert against GE Capital India in respect of the GE Capital India Loan Documents or against GE Capital in respect of its reimbursement obligations hereunder. Any such reimbursement shall not relieve or otherwise impair the obligation of Borrower to reimburse GE Capital for the amount of any payment made by GE Capital in respect of the India Guaranty Obligations together with interest as hereinafter provided.
(c) Borrower agrees to pay to GE Capital, within one (1) Business Day after demand therefor, a principal amount equal to any payment made by GE Capital in respect of the India Guaranty Obligations, together with interest on such amount from the date of any payment made by GE Capital through the date of payment by Borrower at the Floating Rate or, if then in effect, at the Default Rate. The principal amount of any such payment made by Borrower to GE Capital shall be used to reimburse GE Capital for the payment made by it in respect of such India Guaranty Obligations. Each Lender that has reimbursed GE Capital pursuant to
Section 2.2A(b) for its Pro-Rata Share of any payment made by GE Capital in respect of any India Guaranty Obligations shall thereupon acquire a participation, to the extent of such reimbursement, in the claim of GE Capital against Borrower under this Section 2.2A(c).
(d) If Borrower fails to make any payment required by Section 2.2A(c), the Agent may, without notice to or the consent of Borrower, notify each Lender that an Advance is to be made by Lenders under Section 2.1 in an aggregate amount equal to the amount paid by GE Capital in respect of the India Guaranty Obligations in accordance with the procedures provided in Section 2.1(c) (or may deem any reimbursement made by Lenders pursuant to Section 2.2A(b) to constitute the funding of such Advance) and, for this purpose, the conditions precedent set forth in Sections 8.1 and 8.2 shall not apply. The proceeds of such Advance shall be paid to GE Capital to reimburse it for the payment made by it in respect of such India Guaranty Obligations.
(e) The obligation of Borrower to pay to GE Capital the amount of any payment made by GE Capital in respect of the India Guaranty Obligations shall be absolute, unconditional and irrevocable, and Borrower's unconditional obligations to GE Capital hereunder shall not be modified or diminished for any reason or in any manner whatsoever, including, without limitation, by virtue of any claim, action or defense that Borrower may have or assert against GE Capital India under or in respect of the GE Capital India Loan Documents. Borrower hereby agrees that any action taken by GE Capital, if taken in good faith, in furtherance of the performance of its obligations under the GE Capital India Guaranty shall be binding on Borrower and shall not impose any resulting liability on GE Capital, other than as a result of the gross negligence or willful misconduct of GE Capital.
(f) In the event that any India Guaranty Obligation, whether or not then due and payable shall for any reason be outstanding on the Commitment Termination Date, then:
                    (i) Borrower will pay to the Agent (A) Cash or Cash Equivalents in an amount equal to the then outstanding India Guaranty Obligations or (B) provide a back-up letter of credit or guaranty from a financial institution satisfactory to the Agent in such amount, in form and substance satisfactory to the Agent. Such Cash or Cash Equivalents, in the case of clause (A) above, shall be held by the Agent in a Cash Collateral Account. The Cash Collateral Account shall be held in the name of the Agent (as a cash collateral account), for its benefit and the ratable benefit of the Lenders, and shall be under the sole dominion and control of the Agent and subject to the terms of this Section 2.2A(f). Borrower hereby pledges, and grants to the Agent a security interest in, all Cash or Cash Equivalents held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of all amounts due in respect of the India Guaranty Obligations, whether or not then due.

                    (ii) From time to time after Cash or Cash Equivalents are deposited in the Cash Collateral Account, the Agent may apply such Cash or Cash Equivalents then held in the Cash Collateral Account to the payment of any amounts, in such order as the Agent may elect, as shall be or shall become due and payable by Borrower to the Agent, GE Capital or any other Lender in respect of such India Guaranty Obligations.

(iii) The Agent shall invest the Cash in the Cash Collateral Account or deposit such Cash in an interest-bearing account, as the Agent deems appropriate in its sole discretion. Interest and earnings on the Cash or Cash Equivalents in the Cash Collateral Account shall become a part of the Cash Collateral Account and shall be held and disbursed by the Agent in accordance with this
Section 2.2A(f).
(iv) Neither Borrower nor any Person claiming on behalf of or through Borrower shall have any right to withdraw any of the Cash or Cash Equivalents held in the Cash Collateral Account, except that upon the termination of all India Guaranty Obligations of GE Capital and the payment of all amounts payable by Borrower to the Agent, GE Capital and the other Lenders in respect thereof, any Cash or Cash Equivalents remaining in the Cash Collateral Account shall be returned to Borrower.
          (g) Borrower's reimbursement obligations to GE Capital hereunder in respect of the India Guaranty Obligations shall be secured by all of the Collateral.

          (h) Borrower's reimbursement obligations under this Section 2.2A shall terminate upon the later to occur of (A) the termination of the India Guaranty in the manner provided in Section 2.2A(a) hereof and (B) the reimbursement by Borrower to GE Capital, pursuant to the provisions hereof, of all amounts paid by GE Capital in respect of the India Guaranty Obligations, together with all accrued and unpaid interest thereon.





          (c) Amendment to Section 2.7 of the Loan Agreement. Section 2.7 of the Loan Agreement shall be deemed to be deleted in its entirety and the following revised Section 2.7 substituted in lieu thereof:

               Section 2.7 Single Loan. The Term Loans, the Advances, the Letter of Credit Obligations, the India Guaranty Obligations and all other Obligations of Borrower arising under this Agreement shall constitute one general obligation of Borrower secured by a first priority security interest in the Collateral (subject only to Permitted Encumbrances).

          (d) Addition of new Section 3.7A to the Loan Agreement. The Loan Agreement shall be deemed further amended by inserting the following new
Section  3.7A immediately after Section 3.7 thereof:

                3.7A India Guaranty Fees. From and after the date of issuance of the India Guaranty and for so long as the India Guaranty remains in effect or any India Guaranty Obligations remain outstanding, Borrower shall pay to the Agent for the account of each Lender according to that Lender's Pro Rata Share of the India Guaranty Obligations a guaranty fee in an amount equal to the quotient of (i) an amount equal to (A) the highest amount outstanding under the GE Capital India Loan during the month then ending multiplied by (B) one percent (1%), divided by (ii) 360. India Guaranty fees shall accrue daily during each month during which the India Guaranty is in effect or any India Guaranty Obligations remain outstanding and shall be payable monthly in arrears on each Monthly Payment Date and on the Commitment Termination Date.

          (e) Amendment to Section 4.1 of the Loan Agreement. Section 4.1 of the Loan Agreement shall be deemed amended by changing the word "state" in the first sentence thereof to "jurisdiction".

          (f) Amendment to Section 4.5 of the Loan Agreement. Section 4.5 of the Loan Agreement shall be deemed amended by inserting after the name
"T-H Licensing" therein the phrase "and AGL".

          (g) Amendment to Section 4.24 of the Loan Agreement. Section 4.24 of the Loan Agreement shall be deemed to be deleted in its entirety and the following revised Section 4.24 shall be deemed substituted in lieu thereof:

                Section 4.24 Ownership of Capital Stock. Schedule 4.24 sets forth, as of the date of this Agreement and the Closing Date, the number of issued and authorized shares of each class of Capital Stock of Borrower, T-H Licensing and AGL, and the ownership of such shares. Except as set forth in Schedule 4.24, no Capital Stock (or any securities, instrument, warrants, options or purchase rights, conversion or exchange rights, calls, commitments or claims of a character convertible into or exercisable for Capital Stock) of Borrower, T-H Licensing or AGL is subject to issuance under any security, instrument, warrant, option or purchase rights, conversion or exchange rights, call, commitment or claim of any character.

                Schedule 4.24 to the Loan Agreement shall be deemed to be amended by adding thereto the information set forth on Annex I attached hereto.

          (h) Amendment to Section 5.3 of the Loan Agreement. Section 5.3 of the Loan Agreement shall be deemed amended by changing the word "state" in the first sentence thereof to "jurisdiction".

          (i) Amendment to Section 6.1 of the Loan Agreement. Section 6.1 of the Loan Agreement shall be deemed amended by adding a new clause (a)(iv) immediately after clause (a)(iii) thereof to read as follows:

                (iv) the transfer of the AGL Equipment by Borrower to AGL in accordance with the provisions of the Consent Letter.

          (j) Amendment to Section 6.2 of the Loan Agreement. Section 6.2 of the Loan Agreement shall be deemed amended by adding the following subclause
(vi) immediately after subclause (v) thereof:

                (vi) Subject to the terms of the Consent Letter, Borrower and T-H Licensing may consummate the AGL Acquisition and concurrently therewith Borrower may transfer the AGL Equipment to AGL.

          (k) Amendment to Section 6.3 of the Loan Agreement. Section 6.3 of the Loan Agreement shall be deemed to be amended by adding immediately after subclause (l) thereof a new subclause (m) to read as follows:

          and (m) the purchase by Borrower or T-H Licensing of shares of Capital Stock of AGL from the Indian Promoters pursuant to the exercise of the AGL Put/Call Rights, so long as no Default or Event of Default shall have occurred and be continuing or will result from the making of any such purchase.

          (l) Amendment to Section 6.7 of the Loan Agreement. Section 6.7 of the Loan Agreement shall be deemed amended by deleting clause (a) thereof in its entirety and substituting in lieu thereof the following revised clause (a):

                (a) Liens created by the Loan Documents and the GE Capital India Loan Documents,

          (m) Amendment to Section 6.8 of the Loan Agreement. Section 6.8 of the Loan Agreement shall be deemed amended by inserting immediately after clause (m) thereof the following new clause (n):

               and (n) Indebtedness of AGL under the AGL Loan Documents.

          (n) Amendment to Section 6.9 of the Loan Agreement. Section 6.9 of the Loan Agreement shall be deemed amended by adding the following clause (d) at the end of such Section:

               (d)    Borrower  may  enter  into  the  Technical   Assistance
     Agreement and the Supply Agreement with AGL pursuant to the provisions of the Consent Letter.

          (o) Amendment to Section 6.12 of the Loan Agreement. Section 6.12 of the Loan Agreement shall be deemed amended by adding the following clauses (f), at the end of such Section:

               and (f) Investments in AGL consisting of (1) Investments in the Capital Stock of AGL pursuant to the consummation of the AGL Acquisition and, to the extent permitted pursuant to Section 6.3, Investments in the Capital Stock of AGL in connection with the exercise of the AGL Put/Call Rights (2) the transfer of the AGL Equipment to AGL and (3) advances to AGL in an amount not in excess of $100,000 in the aggregate in any Fiscal Year to fund administrative and operating expenses of AGL; provided that any of the Investments permitted pursuant to this clause (f) may be made by Borrower to T-H Licensing and by T-H Licensing to AGL.

          (p) New Section 6.23 to the Loan Agreement. The Loan Agreement shall be deemed further amended by adding immediately after Section 6.22 thereof a new Section 6.23 to read as follows:

               6.23 Amendments to Certain Documents. Borrower shall not, nor permit any Subsidiary to (a) amend, modify or change, or consent or agree to any amendment, modification or change to, the GE Capital India Base Loan Documents or amend, modify or change in any material respect, or consent or agree to any amendment, modification or change in any material respect to, any of the other GE Capital India Loan Documents or
     (b) amend, modify or change in any material respect, or consent or agree to any amendment, modification or change in any material respect to, the AGL Shareholders Agreement, the AGL Subscription Agreement, the Supply Agreement or the Technical Assistance Agreement.

          (q) Amendment to Section 9.1 of the Loan Agreement. Section 9.1 of the Loan Agreement shall be deemed amended by inserting the following phrase at the beginning of clause (e) thereof:

                (i) any "Event of Default" (as defined therein) shall occur under the GE Capital India Loan Agreement or (ii)

          (r) Amendments to Section 9.2 of the Loan Agreement. Section 9.2 of the Loan Agreement shall be deemed to be amended as follows:

                (i) the following phrase shall be inserted after the words "Letter of Credit Obligations" in subsection (a)(i) thereof:

                    "or India Guaranty Obligations"

               (ii) Subsection (a)(ii) thereof is hereby deleted in its entirety and the following revised subsection (a)(ii) is hereby substituted in lieu thereof:

                    (ii) The Majority Lenders may request the Agent to, and the Agent thereupon shall, terminate the Lenders' Commitment, declare all or any part of the unpaid principal of the Notes, all interest accrued and unpaid thereon and all other Obligations payable under the Loan Documents to be forthwith due and payable, direct the Letter of Credit Issuer to declare all amounts due under the Letter of Credit Applications to be forthwith due and payable and direct GE Capital India to terminate its commitments under the GE Capital India Loan
               Agreement and declare all amounts payable thereunder to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment for payment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower to the fullest extent permitted by applicable Laws; and

               (iii) Subsection (a)(iii) thereof is hereby amended by adding at the end of such subsection "and the Cash Collateral Account contemplated by Section 2.2A(g)".

     2. Conditions Precedent. This Amendment shall not become effective unless and until each of the following conditions precedent shall have been fulfilled, to Lenders' and its counsel's satisfaction:

          (a) Conditions Precedent to Consent Letter. All conditions precedent to the effectiveness of the Consent Letter shall have been satisfied.

(b) Representations and Warranties. The representations and warranties contained in Article 4 of the Loan Agreement (as amended hereby) shall be true and correct in all material respects on and as of the effective date hereof as though made on and as of that date (except to the extent that such representations and warranties relate solely to an earlier date and except as affected by transactions expressly contemplated by the Loan Agreement).
(c) Absence of Litigation. There shall not be pending or, to the best knowledge of Borrower, threatened, any litigation, arbitration, injunction, proceeding, governmental investigation or inquiry against or affecting Borrower or any Property of Borrower before any Governmental Agency that could reasonably be expected to have a Material Adverse Effect.
(d) No Default; Contractual Obligations. After giving effect to this Amendment, Lancer, Borrower and T-H Licensing shall be in compliance with all the terms and provisions of the Loan Documents to which they are party, and no Default or Event of Default shall have occurred and be continuing. The execution and delivery by Borrower of this Amendment and the consummation of the transactions contemplated hereby shall not cause Borrower to violate any Contractual Obligation to which it is party or by which it is bound.
(e) No Material Adverse Effect. Since December 31, 1999, there shall not have occurred: (1) any event or circumstance that could reasonably be expected to have a Material Adverse Effect, or (2) any dividends or other distributions made to the stockholders of Borrower, except as permitted by Section 6.3 of the Loan Agreement and Section 7(b) of the Lancer Pledge Agreement.
(f) Compliance with Laws. Lenders shall be satisfied that Borrower and its Subsidiaries are in compliance with all applicable Laws, including, without limitation, all Environmental Laws and all Laws pertaining to labor, occupational safety and health and ERISA matters except to the extent that noncompliance could not reasonably be expected to have a Material Adverse Effect.
     3.   Other Agreements

          (a) Except as set forth expressly herein and above, all terms of the Loan Agreement and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable
obligations of Borrower to the Agent and Lenders.   In furtherance of the
foregoing, Borrower acknowledges that from and after the date hereof, it shall continue to be bound by all provisions of the Loan Agreement as amended hereby. To the extent any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan Agreement as modified and amended hereby.

(b) Borrower agrees to pay on demand the reasonable fees and out-of-pocket expenses of counsel to GE Capital incurred in connection with the preparation, execution, delivery and enforcement of this Amendment, the closing hereof, and any other transactions contemplated hereby.

(c) To induce the Agent and Lenders to enter into this Amendment, Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of Borrower as against the Agent or Lenders with respect to the Obligations.

(d) This Amendment shall be governed by, and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State and all applicable laws of the United States of America.

(e) This Amendment may be executed in two or more counterparts, all of which shall constitute one and the same agreement.

(f) At the request of the Agent at any time hereafter, Borrower shall cause T-H Licensing to deliver to GE Capital India a pledge in form and substance satisfactory to the Agent of all of the AGL Acquired Shares as security for the obligations of AGL to GE Capital India under the GE Capital India Loan Documents, which pledge agreement shall be subject only to the Liens of the Agent pursuant to the T-H Licensing Pledge Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   FAIRFIELD MANUFACTURING
                                     COMPANY, INC.


                                   By:
                                     Richard A. Bush
                                     Vice President-Chief Financial Officer


                                   GENERAL ELECTRIC CAPITAL
                                      CORPORATION, as Agent


                                   By:
                                     Name:
                                     Title:


                                   GENERAL ELECTRIC CAPITAL
                                      CORPORATION, as Lender


                                   By:
                                     Name:
                                     Title:



                           ACKNOWLEDGMENT OF GUARANTOR


     The undersigned, T-H Licensing, Inc., hereby (a) acknowledges its receipt of a copy of and consents to the within and foregoing Amendment, (b) agrees to be bound by the provisions thereof and (c) acknowledges and agrees that the Subsidiary Guaranty, the Subsidiary Security Agreement and all other Loan Documents to which the undersigned is a party shall continue in full force and effect from and after the execution and delivery of the within and foregoing Amendment without diminution or impairment.

     IN WITNESS WHEREOF, the undersigned has set its hand as of the ____ day of October, 2000.

                                   T-H LICENSING, INC.



                                   By:
                                     Name:
                                     Title:

                            ACKNOWLEDGMENT OF LANCER


     The undersigned, Lancer Industries Inc., hereby (a) acknowledges its receipt of a copy of and consents to the within and foregoing amendment, (b) agrees to be bound by the provisions thereof and (c) acknowledges and agrees that the Lancer Pledge Agreement shall continue in full force and effect from and after the execution and delivery of the within and foregoing Amendment without diminution or impairment.

     IN WITNESS WHEREOF, the undersigned has set its hand as of the ____ day of October, 2000.

                                   LANCER INDUSTRIES INC.



                                   By:
                                     Name:
                                     Title: